SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2011

CEDAR FAIR, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
One Cedar Point Drive, Sandusky, Ohio		44870-5259
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (419) 626-0830

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD Disclosure.
On March 24, 2011, the Company made the following statement:
“Based on the actions of Mr. Falfas on June 12, 2010, the Company and its Board of Directors stand behind their conclusion and initial reporting to the Securities and Exchange Commission that Jack Falfas resigned from his position with Cedar Fair Entertainment Company.

Mr. Falfas has disputed the Company's position and chose to exercise his right to a confidential arbitration hearing pursuant to his contract with Cedar Fair. An arbitration panel recently ruled 2-to-1 in favor of Mr. Falfas. In no way did this initial decision conclude that the Company or its Board misled unitholders. The Company is convinced that the arbitrators exceeded their authority by creating a remedy not legally available to Mr. Falfas under his contract with Cedar Fair. The Company is seeking the Court's review of the arbitration award, as it is entitled to do. While the Company disagrees with the conclusions reached by this arbitration panel, it will meet its legal obligations, if any, to Mr. Falfas, as they ultimately may be determined. The Company will also continue to honor the confidentiality of Mr. Falfas' contract and the arbitration hearings and will have no further comment regarding this personnel matter.”

ADDITIONAL INFORMATION

This document may be deemed to be solicitation material in respect of the proposed special meeting of unitholders requested by Q Funding III, L.P. and Q4 Funding, L.P. In connection with the proposed meeting of unitholders, the Company will file with, or furnish to, the SEC all relevant materials, including a proxy statement on Schedule 14A. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC, INCLUDING THE COMPANY'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MEETING. The final proxy statement will be mailed to unitholders of the Company. Investors and security holders will be able to obtain the proxy statement (when available) and other documents filed by the Company free of charge from the SEC's website, www.sec.gov. The Company's unitholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Cedar Fair, L.P., One Cedar Point Dr., Sandusky, OH 44870, telephone: (419) 627-2233, or from the Company's website, www.cedarfair.com.

The Company and its directors and executive officers and certain other members of its management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed special meeting. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with, or furnished to, the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By Cedar Fair Management, Inc., General Partner

By:	/s/ Richard L. Kinzel
Richard L. Kinzel President and Chief Executive Officer

Date: March 25, 2011